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                                                                      EXHIBIT 10


                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in this Registration Statement (Form S-8 No. 333-34420), pertaining to the Jacada Ltd. 1999 Share Option and Incentive Plan, the Jacada Ltd. 1996 Share Option Plan and to the Jacada Ltd. 1994 Stock Option Plan, of our report, dated January 29, 2001 with respect to the consolidated financial statements of Jacada Ltd. included in its Annual Report (Form 20-F) for the year ended December 31, 2000.





Tel Aviv, Israel
June 3, 2001






                                           /S/ KOST, FORER AND GABBAY

                                     A MEMBER OF ERNST & YOUNG INTERNATIONAL